UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 11, 2008

MERRIMAC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey	07006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously announced, Robert V. Condon resigned on November 6, 2008, as Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of Merrimac Industries, Inc. (the “Company”).  The Company and Mr. Condon entered into a Separation Agreement and General Release effective December 11, 2008.  Under the terms of the Separation Agreement and General Release, Mr. Condon will receive compensation and other benefits totaling $104,849.

The foregoing description of the Separation Agreement and General Release is qualified in its entirety by reference to the Separation Agreement and General Release attached hereto as Exhibit 10.1, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1  Separation Agreement and General Release by and between Merrimac Industries, Inc. and Robert V. Condon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ J. Robert Patterson
Name:	J. Robert Patterson
Title:	Vice President –
Finance, Chief Financial
Officer and Treasurer

Date: December 16, 2008